SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): June 6, 2003

                                  BUFFETS, INC.
             (Exact name of registrant as specified in its charter)

         MINNESOTA                      333-98301                 41-1462294
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                  1460 BUFFET WAY
                 EAGAN, MINNESOTA                             55121
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (651) 994-8608

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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         Item 5.  Other Events and Regulation FD Discloure.
         ---------------------------------------------------

                  On June 6, 2003, Buffets, Inc. issued a press release announcing the completion of its sale of Original Roadhouse Grill for approximately $30 million in gross proceeds. The press release also updates same store sale projections for the fourth quarter of its fiscal year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.

FORWARD-LOOKING STATEMENTS
                  This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Item 2 of Buffets, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended April 9, 2003.

        Item 7.   Financial Statements and Exhibits
        ----------------------------------------------------

        (c)   Exhibits

              Exhibit 99.1  Press Release of Buffets, Inc., dated June 6, 2003.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 9, 2003

                                BUFFETS, INC.


                                By:    /s/ R. Michael Andrews, Jr.
                                       -----------------------------------
                                Name:  R. Michael Andrews, Jr.
                                Title: Executive Vice President and
                                       Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------
99.1                       Press release of Buffets, Inc., dated June 6, 2003.